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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                March 31, 1997
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               Date of Report (date of earliest event reported)

                         RATIONAL SOFTWARE CORPORATION
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            (Exact name of Registrant as specified in its charter)

          DELAWARE                     0-12167                   54-121709
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(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                           2800 SAN TOMAS EXPRESSWAY
                           SANTA CLARA, CA  95051-0951
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                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (408) 496-3600


                                Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On March 31, 1997, Rational Software Corporation, a Delaware corporation ("Rational"), Performance Awareness Corporation, a North Carolina corporation ("PAC") and all of the stockholders of PAC entered into a stock purchase agreement (the "Stock Purchase Agreement"), pursuant to which Rational purchased all of the outstanding shares of PAC capital stock for $31 million in cash (the "PAC Acquisition"). The purchase price for the PAC Acquisition was paid out of cash on hand. For financial reporting purposes the PAC acquisition will be accounted for using the purchase method in accordance with generally accepted accounting principles.

     In connection with the PAC Acquisition, Rational assumed all of the outstanding stock options held by PAC employees which, when and if they become fully vested, will be exercisable for an aggregate of 250,000 shares of Rational Common Stock. Upon the consummation of the PAC Acquisition, PAC became a wholly-owned subsidiary of Rational. The assets of PAC were used, prior to the PAC Acquisition, for the development, marketing and support of automated software quality testing tools, a use that Rational intends to continue immediately following the PAC Acquisition.

     A copy of the Stock Purchase Agreement is filed herewith as Exhibit 2.1 and a copy of the press release issued by Rational regarding the PAC Acquisition is filed herewith as Exhibit 99.1. Both of these exhibits are incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     The following financial statements and exhibits are filed as part of this report, where indicated.

     (a) Financial statements of business acquired are unavailable as of the date of this filing. Such information will be filed on or before June 16, 1997.

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X is unavailable as of the date of this filing. Such information will be filed on or before June 16, 1997.

     (c)        Exhibits

                2.1 Stock Purchase Agreement by and among Rational Software Corporation, a Delaware corporation, Performance Awareness Corporation, a North Carolina corporation ("PAC"), and all of the Stockholders of PAC dated March 31, 1997.

                99.1    Press Release dated March 31, 1997.

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     Pursuant to this requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RATIONAL SOFTWARE CORPORATION



March 31, 1997                      /s/ Robert T. Bond
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                                    Robert T. Bond
                                    Senior Vice President, Chief Operating
                                    Officer, Chief Financial Officer, and
                                    Secretary

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                                 EXHIBIT INDEX
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ITEM                    DESCRIPTION
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 2.1                    Stock Purchase Agreement by and among Rational Software
                        Corporation, a Delaware corporation, Performance Awareness Corporation, a North Carolina corporation ("PAC"), and all of the Stockholders of PAC dated March 31, 1997.

99.1                    Press Release dated March 31, 1997.